January 31, 2022

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Sustainable Balanced Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Rob Stewart and Nick Pope are the fund's primary portfolio managers responsible for the portion of the fund's assets allocated to Newton and for overall asset allocation for the fund, positions they have held since April 2019 and January 2022, respectively. Mr. Stewart is Head of Multi-Asset at Newton. Mr. Pope is a portfolio manager on the Sustainable Equity strategy at Newton. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

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The following information supersedes and replaces the information in the fifth paragraph in the section "Fund Details – Management" in the prospectus:

Rob Stewart and Nick Pope are the fund's primary portfolio managers responsible for the portion of the fund's assets allocated to Newton and for overall asset allocation for the fund, positions they have held since April 2019 and January 2022, respectively. Mr. Stewart is Head of Multi-Asset at Newton, which he joined in 2003. Mr. Pope is a portfolio manager on the Sustainable Equity strategy at Newton, which he joined in 2011. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

4120STK0122

January 31, 2022

BNY MELLON ADVANTAGE FUNDS, INC.
-BNY Mellon Sustainable Balanced Fund

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Nick Pope[1]	None	N/A	3	$1.4B	None	N/A

[1]	Because Mr. Pope became a primary portfolio manager of BNYMSBF as of January 31, 2022, his information is as of December 31, 2021.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Nick Pope	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Nick Pope[1]	BNYMSBF	None

[1]	Mr. Pope became a primary portfolio manager of BNYMSBF as of January 31, 2022, and, as of December 31, 2021, he did not own any shares of the fund.

GRP2-SAISTK-0122